EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

Supplement to Prospectus dated February 1, 2017 and
Summary Prospectus dated February 1, 2017,
as revised April 10, 2017

Class B shares of Eaton Vance AMT-Free Municipal Income Fund (the “Fund”) have been converted into the corresponding Class A shares of the Fund.  All references to Class B shares of the Fund are hereby removed.

September 20, 2017

26850 9.20.17